BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED DECEMBER 26, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017, AS AMENDED AND RESTATED JUNE 9, 2017, AS SUPPLEMENTED

Effective immediately, Linda B. Strumpf no longer serves as a trustee of Brighthouse Funds Trust I (“Trust I”) and Brighthouse Funds Trust II (“Trust II” and, together with Trust I, the “Trusts”) due to her retirement from the board of trustees of the Trusts. Also effective immediately, Peter H. Duffy no longer serves as Chief Financial Officer and Treasurer of the Trusts and Alan C. Leland, Jr. no longer serves as Vice President of the Trusts, in each case due to his retirement. Effective November 2017, Alan R. Otis began his term as Chief Financial Officer and Treasurer of the Trusts.

In connection with the changes described above, the following changes to the SAI are effective immediately:

In the table entitled “Trustees of the Trust” in the subsection entitled “Management of the Trusts—Trustees and Officers,” the information regarding Linda B. Strumpf is deleted in its entirety.

In the table entitled “Executive Officers of the Trusts” in the subsection entitled “Management of the Trusts—Trustees and Officers,” the information regarding Peter H. Duffy and Alan C. Leland, Jr. is deleted in its entirety, and the following information is added:

Alan R. Otis (October 1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (August 2017-present); Vice President, Brighthouse Investment Advisers, LLC (2012-August 2017); Assistant Treasurer, Trust I and Trust II (2012-November 2017).

The first sentence in the subsection entitled “Management of the Trusts—Leadership Structure of the Trusts” is deleted and replaced with the following:

The Board currently consists of seven Trustees, six of whom are Independent Trustees.

The final paragraph in the subsection entitled “Management of the Trusts—Standing Committees of the Board” is deleted in its entirety and replaced with the following:

Each Trust has two Investment Performance Oversight Committees (A and B, which meet as single committees). Investment Performance Oversight Committee A of each Board is comprised of Mr. Boulware, Ms. Gause and Mr. Alderman and Mr. Boulware currently serves as Chairman. Investment Performance Oversight Committee B of each Board is comprised of Ms. Nugent, Ms. Hawthorne and Ms. Vroegop, and Ms. Nugent currently serves as Chairman. Each Investment Performance Oversight Committee reviews investment performance matters relating to a particular group of Portfolios and the subadvisers to those Portfolios. Each Investment Performance Oversight Committee reports to the full Board regarding the activities and findings of the Committee. Each Board’s Investment Performance Oversight Committees A and B each held 5 meetings during the fiscal year ended December 31, 2016.

The final sentence in the subsection entitled “Management of the Trusts—Qualifications of the Trustees” is deleted in its entirety.

In the subsections entitled “Management of the Trusts—Compensation of the Trustees” and “Management of the Trusts—Trustees’ Share Ownership,” the information regarding Linda B. Strumpf is deleted in its entirety.

The seventeenth paragraph in the section entitled “Determination of Net Asset Value” is deleted in its entirety and replaced with the following:

Each Board of the Trusts will be assisted in its responsibility for the day-to-day functions associated with the valuation of Portfolio assets by a Valuation Committee composed solely of management personnel. The Valuation Committee consists of Kristi Slavin, Terrence Santry, Alan Otis, Allison Troiani, Victor Soto, Jesper Rindboel, Matthew Moussa, Adnani Johari, Matthew Coolidge, and James Mason and such other officers of the Trusts and the Adviser as are deemed necessary by Ms. Slavin, Mr. Santry, Mr. Otis, Ms. Troiani, Mr. Soto, Mr. Rindboel, Mr. Moussa, Mr. Johari, Mr. Coolidge, or Mr. Mason from time to time. Among other things, the Valuation Committee ascertains the value of any of the Trusts’ securities and assets for which market quotations are not readily available.

Additionally, the following changes to the SAI are effective immediately:

In the table entitled “Executive Officers of the Trusts” in the subsection entitled “Management of the Trusts—Trustees and Officers,” the information regarding Steven E. Hartstein is deleted in its entirety and replaced with the following:

Steven E. Hartstein (December 1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Head of Investments Compliance, Brighthouse Financial (2017-present); Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2014-present); Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

In the table regarding “Ongoing Arrangements” in the subsection entitled “Management of the Trusts—Portfolio Holdings Disclosure Policy,” the following information is added:

Recipient	Frequency	Delay Before Dissemination
Capital Institutional Services*	Daily	None
*	Ongoing arrangement effective immediately

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE